UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 11, 2007

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GREENS WORLDWIDE INCORPORATED

(Exact name of registrant as specified in its charter)

Arizona (State or other jurisdiction of incorporation)	000-25025 (Commission File Number)	86-0718104 (I.R.S. Employer Identification No.)

801 International Parkway, 5th floor Lake Mary, Florida (Address of principal executive offices)	32746 (Zip Code)

Registrant’s telephone number, including area code: (757) 572-9241

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On October 11, 2007, Greens Worldwide Incorporated (the “Company”) entered into an Exclusive Definitive Agreement (the “Agreement”), dated as of October 9, 2007, with Fuselier Holding, LLC (“FHLLC”), under which, subject to certain conditions precedent, FHLLC will assume more than $2,700,000 of the Company’s accounts payable (the “Debt”) in exchange for shares of freely tradable common stock of the Company equal in aggregate market value to 300% of the total amount of the Debt (the “Stock”).

FHLLC’s obligations under the Agreement will not be effective or binding until (i) the Company’s shareholders approve an amendment to the Company’s Articles of Incorporation increasing the number of the Company’s authorized shares of common stock and such amendment has been filed and declared effective by the Arizona Corporation Commission; (ii) the Company has filed all past due and currently required reports with the Securities and Exchange Commission (“SEC”); and (iii) the Company files, and the SEC declares effective, a registration statement covering the resale of the Stock.

Pursuant to the Agreement, FHLLC will resolve and settle the claims relating to the Debt over certain time periods based on the category under which the Debt is listed. The time periods range from 12 months to three years from the date that the Stock is delivered to FHLLC. During the 12 month period following the issuance of the Stock and the 24 month period following this initial 12 month period, FHLLC will determine the market value of the Stock every three months, in the case of the initial 12 month period, and every six months thereafter. If the value of the Stock declines, the Company shall issue additional shares of Stock to FHLLC so that, at all times, the aggregate market value of the Stock equals 300% of the total amount of the Debt.

The above discussion of the Agreement is qualified in its entirety by reference to the text of the agreement. A copy of the Agreement is being filed as Exhibit 10.1 to this report and is incorporated by reference into this Item 1.01.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	Exclusive Definitive Agreement dated October 9, 2007 by and between Fuselier Holding, LLC and Greens Worldwide Incorporated.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENS WORLDWIDE INCORPORATED

Date:	October 12, 2007	By: /s/ R. Thomas Kidd
R. Thomas Kidd
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Exclusive Definitive Agreement dated October 9, 2007 by and between Fuselier Holding, LLC and Greens Worldwide Incorporated.